UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2024 (December 12, 2024)

Mr. Cooper Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8950 Cypress Waters Boulevard

Coppell, Texas 75019

(Address of Principal Executive Offices)

(469) 549-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COOP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2024, the Board of Directors (the “Board”) of Mr. Cooper Group Inc. (the “Company”) appointed Andrew Bon Salle as a Director of the Company effective January 1, 2025, for a term expiring at the Company’s 2025 annual meeting of stockholders.

Mr. Bon Salle has more than 30 years of experience in capital markets, risk management, securitization and mortgage policy leadership within the home lending sector. Mr. Bon Salle has served as President of the Bon Salle Group since December 2020. He served as Chairman of the Board of Directors of Home Point Capital Inc. from January 2021 until its acquisition by the Company in August 2023. From 2014 through December 2020, Mr. Bon Salle served as Executive Vice President-Single Family Mortgage Business for Federal National Mortgage Association (“Fannie Mae”), where he oversaw capital market functions, managed customer engagement for more than 2,000 clients and partners, directed the performance of a $3.5 trillion credit portfolio and led the digital products group. He joined Fannie Mae in November 1992 and, prior to leading the agency’s single-family mortgage business, served as Senior Vice President-Single-Family Underwriting, Pricing and Capital Markets and in other executive roles.

For his service on the Board, Mr. Bon Salle will receive a $125,000 annual fee for each twelve-month period that he serves on the Board paid semi-annually. On May 22, 2025, the date of the Company’s annual stockholders meeting, Mr. Bon Salle will be granted restricted stock units with a fair market value of $125,000 and will receive an additional grant of $41,667 of restricted stock units for his service on the Board from January through April. The restricted stock units vest on the earlier of (i) the first anniversary of the grant date or (ii) the date of the Company’s next annual stockholders meeting following the grant date.

A copy of the press release announcing Mr. Bon Salle’s appointment is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of Mr. Cooper Group Inc., dated December 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mr. Cooper Group Inc.

Date: December 16, 2024	By:	/s/Kurt G. Johnson
Kurt G. Johnson EVP & Chief Financial Officer